UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 17, 2014

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51447	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Expedia, Inc. annual meeting of stockholders was held on June 17, 2014. According to the inspector of elections, stockholders present in person or by proxy, representing 102,528,735 shares of Expedia common stock (generally entitled to one vote per share) and 12,799,999 shares of Expedia Class B common stock (generally entitled to ten votes per share) voted on each proposal presented as follows:

Proposal 1 – Election of Directors. The stockholders elected ten directors of Expedia, three of whom were elected by holders of common stock only (“Common Stock Nominees”), and seven of whom were elected by holders of common stock and Class B common stock voting together as a single class (“Combined Stock Nominees”), each to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board of Directors). Stockholders voted as follows:

	For	Withheld	Broker Non-Votes
Common Stock Nominees
A. George “Skip” Battle	79,393,716	16,307,458	6,827,561
Craig A. Jacobson	94,371,062	1,330,112	6,827,561
Peter M. Kern	94,706,398	994,776	6,827,561

Combined Stock Nominees
Barry Diller	186,277,914	37,423,250	6,827,561
Dara Khosrowshahi	200,840,178	22,860,986	6,827,561
Victor A. Kaufman	184,779,159	38,922,005	6,827,561
Jonathan L. Dolgen	219,512,914	4,188,250	6,827,561
Pamela L. Coe	184,134,756	39,566,408	6,827,561
John C. Malone	188,069,549	35,631,615	6,827,561
José A. Tazón	222,733,405	967,759	6,827,561

Proposal 2 – Ratification of appointment of independent registered public accounting firm. The stockholders ratified the appointment of Ernst & Young LLP as Expedia’s independent registered public accounting firm for the year ending December 31, 2014. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
229,160,732	1,280,694	87,299	— 0 —

Proposal 3 – Advisory Vote on Executive Compensation. The stockholders approved, on an advisory basis, the compensation of Expedia’s named executive officers as disclosed in Expedia’s proxy statement. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
209,267,678	14,234,865	198,621	6,827,561

Proposal 4 – Stockholder Proposal - Reporting Political Contributions and Expenditures. The stockholder rejected a proposal seeking a report on political contributions and expenditures. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
38,933,703	173,931,048	10,836,413	6,827,561

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Executive Vice President, General Counsel and Secretary

Dated: June 20, 2014